                                                                    Exhibit 99.1


                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - E

                         MONTHLY SERVICER'S CERTIFICATE

          Accounting Date:                                March 31, 1999
                                             ---------------------------
          Determination Date:                              April 7, 1999
                                             ---------------------------
          Distribution Date:                              April 15, 1999
                                             ---------------------------
          Monthly Period Ending:                          March 31, 1999
                                             ---------------------------


          This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1998, among Arcadia Automobile Receivables Trust, 1998-E (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

          Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



     I.   Collection Account Summary

          Available Funds:

               Payments Received                                                   $8,092,621.75
               Liquidation Proceeds (excluding Purchase Amounts)                   $   72,405.51
               Current Monthly Advances                                                65,148.86
               Amount of withdrawal, if any, from the Spread Account               $        0.00
               Monthly Advance Recoveries                                             (25,373.59)
               Purchase Amounts-Warranty and Administrative Receivables            $   72,017.38
               Purchase Amounts - Liquidated Receivables                           $        0.00
               Income from investment of funds in Trust Accounts                   $   23,399.05
                                                                                   -------------
          Total Available Funds                                                                       $8,300,218.96
                                                                                                      -------------
                                                                                                      -------------

          Amounts Payable on Distribution Date:

               Reimbursement of Monthly Advances                                   $        0.00
               Backup Servicer Fee                                                 $        0.00
               Basic Servicing Fee                                                 $  225,995.82
               Trustee and other fees                                              $        0.00
               Class A-1  Interest Distributable Amount                            $        0.00
               Class A-2  Interest Distributable Amount                            $  450,525.02
               Class A-3  Interest Distributable Amount                            $  292,291.67
               Noteholders' Principal Distributable Amount                         $4,972,781.86
               Amounts owing and not paid to Security Insurer under
                   Insurance Agreement                                             $        0.00
               Supplemental Servicing Fees (not otherwise paid to Servicer)        $        0.00
               Spread Account Deposit                                              $2,358,624.59
                                                                                   -------------
          Total Amounts Payable on Distribution Date                                                  $8,300,218.96
                                                                                                      -------------
                                                                                                      -------------



                                 Page 1 (1998-E)

     II.  Available Funds



         Collected Funds (see V)

                    Payments Received                                              $8,092,621.75

                    Liquidation Proceeds (excluding Purchase Amounts)              $   72,405.51      $8,165,027.26
                                                                                   -------------

          Purchase Amounts                                                                            $   72,017.38

          Monthly Advances
                    Monthly Advances - current Monthly Period (net)                $   39,775.27
                    Monthly Advances - Outstanding Monthly Advances
                      not otherwise reimbursed to the Servicer                     $        0.00      $   39,775.27
                                                                                   -------------

          Income from investment of funds in Trust Accounts                                           $   23,399.05
                                                                                                      -------------

          Available Funds                                                                             $8,300,218.96
                                                                                                      -------------
                                                                                                      -------------

     III. Amounts Payable on Distribution Date

          (i)(a) Taxes due and unpaid with respect to the Trust
                 (not otherwise paid by AFL or the Servicer)                                          $        0.00

          (i)(b) Outstanding Monthly Advances (not otherwise reimbursed
                 to Servicer and to be reimbursed on the Distribution Date)                           $        0.00

          (i)(c) Insurance Add-On Amounts (not otherwise reimbursed to
                 Servicer)                                                                            $        0.00

           (ii)  Accrued and unpaid fees (not otherwise paid by AFL or the
                 Servicer):
                         Owner Trustee                                             $        0.00
                         Administrator                                             $        0.00
                         Indenture Trustee                                         $        0.00
                         Indenture Collateral Agent                                $        0.00
                         Lockbox Bank                                              $        0.00
                         Custodian                                                 $        0.00
                         Backup Servicer                                           $        0.00
                         Collateral Agent                                          $        0.00      $        0.00
                                                                                   -------------

        (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                 $  225,995.82

        (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                         $        0.00

        (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                 reimbursed to Servicer)                                                              $        0.00

           (iv)  Class A-1  Interest Distributable Amount                                             $        0.00
                 Class A-2  Interest Distributable Amount                                             $  450,525.02
                 Class A-3  Interest Distributable Amount                                             $  292,291.67


            (v)  Noteholders' Principal Distributable Amount

                         Payable to Class A-1 Noteholders                                             $2,834,485.66
                         Payable to Class A-2 Noteholders                                             $        0.00
                         Payable to Class A-3 Noteholders                                             $2,138,296.20


           (vii) Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds
                 in the Class A-1 Holdback Subaccount
                 (applies only on the Class A-1 Final Scheduled
                 Distribution Date)                                                                   $        0.00

           (ix)  Amounts owing and not paid to the Security Insurer under
                 Insurance Agreement                                                                  $        0.00
                                                                                                      -------------

                 Total amounts payable on Distribution Date                                           $5,941,594.37
                                                                                                      -------------
                                                                                                      -------------




                                 Page 2 (1998-E)




     IV.  Calculation of Credit Enhancement Fee ("Spread Account Deposit");
          withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
          Account Shortfall and Class A-1 Maturity Shortfall

          Spread Account deposit:

               Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
                    Maximum Amount)                                                                   $2,358,624.59

          Reserve Account Withdrawal on any Determination Date:

               Amount of excess, if any, of total amounts payable over Available
                    Funds (excluding amounts payable under item (vii) of Section
                    III)                                                                              $        0.00

               Amount available for withdrawal from the Reserve Account
                    (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                    Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                    withdrawals from or deposits to the Reserve Account in
                    respect of transfers of Subsequent Receivables)                                   $        0.00

               (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                    Trustee from the Reserve Account (excluding the Class A-1
                    Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

               Amount of withdrawal, if any, from the Reserve Account                                 $        0.00

          Reserve Account Withdrawal on Determination Date for Class A-1 Final
          Scheduled Distribution Date:

               Amount by which (a) the remaining principal balance of the Class
               A-1 Notes exceeds (b) Available Funds after payment of amounts
               set forth in item (v) of Section III                                                   $        0.00

               Amount available in the Class A-1 Holdback Subaccount                                  $        0.00

               (The amount by which the remaining principal balance of the Class
               A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
               Holdback Subaccount, and deposited in the Note Distribution
               Account for payment to the Class A-1 Noteholders)

               Amount of withdrawal, if any, from the Class A-1 Holdback
               Subaccount                                                                             $        0.00

          Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
               Holdback Subaccount and Available Funds                                                $        0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

          Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or
               immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
               Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
               Amount, over, (b) the amount on deposit in the Pre-Funding
               Account                                                                                $        0.00


          Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled
               Distribution Date, of (a) the unpaid principal balance of the
               Class A-1 Notes over (b) the sum of the amounts deposited in the
               Note Distribution Account under item (v) and (vii) of Section II
               I or pursuant to a withdrawal from the Class A-1 Holdback
               Subaccount                                                                             $        0.00

          (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
          Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the
          Class A-1 Maturity Shortfall.)



                                 Page 3 (1998-E)



     V.   Collected Funds

          Payments Received:

               Supplemental Servicing Fees                                         $        0.00
               Amount allocable to interest                                         3,310,494.37
               Amount allocable to principal                                        4,782,127.38
               Amount allocable to Insurance Add-On Amounts                        $        0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to
               the Servicer prior to deposit in the Collection Account)            $        0.00
                                                                                   -------------

          Total Payments Received                                                                     $8,092,621.75

          Liquidation Proceeds:

               Gross amount realized with respect to Liquidated Receivables           72,405.51

               Less: (i) reasonable expenses incurred by Servicer in
                    connection with the collection of such Liquidated
                    Receivables and the repossession and disposition of the
                    related Financed Vehicles and (ii) amounts required to
                    be refunded to Obligors on such Liquidated Receivables                    --
                                                                                   -------------


          Net Liquidation Proceeds                                                                    $   72,405.51

          Allocation of Liquidation Proceeds:

                Supplemental Servicing Fees                                        $        0.00
                Amount allocable to interest                                       $        0.00
                Amount allocable to principal                                      $        0.00
                Amount allocable to Insurance Add-On Amounts                       $        0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed
                   to the Servicer prior to deposit in the Collection Account)     $        0.00      $        0.00
                                                                                   -------------      -------------

          Total Collected Funds                                                                       $8,165,027.26
                                                                                                      -------------
                                                                                                      -------------


     VI.  Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                     $        0.00
                Amount allocable to interest                                       $        0.00
                Amount allocable to principal                                      $        0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed
                   to the Servicer prior to deposit in the Collection Account)     $        0.00

         Purchase Amounts - Administrative Receivables                                                $   72,017.38
                Amount allocable to interest                                       $        0.00
                Amount allocable to principal                                      $   72,017.38
                Amount allocable to Outstanding Monthly Advances (reimbursed
                   to the Servicer prior to deposit in the Collection Account)     $        0.00
                                                                                   -------------

          Total Purchase Amounts                                                                      $   72,017.38
                                                                                                      -------------
                                                                                                      -------------

     VII. Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                $   49,821.36

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                Payments received from Obligors                                    $  (25,373.59)
                Liquidation Proceeds                                               $        0.00
                Purchase Amounts - Warranty Receivables                            $        0.00
                Purchase Amounts - Administrative Receivables                      $        0.00
                                                                                   -------------

          Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                     $  (25,373.59)

          Outstanding Monthly Advances to be reimbursed out of Available Funds
               on the Distribution Date                                                               $  (25,373.59)

          Remaining Outstanding Monthly Advances                                                      $   24,447.77

          Monthly Advances - current Monthly Period                                                   $   65,148.86
                                                                                                      -------------

          Outstanding Monthly Advances - immediately following the Distribution
               Date                                                                                   $   89,596.63
                                                                                                      -------------
                                                                                                      -------------


                                 Page 4 (1998-E)





    VIII. Calculation of Interest and Principal Payments

          A.   Calculation of Principal Distribution Amount

               Payments received allocable to principal                                               $4,782,127.38

               Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables during the
                    Monthly Period                                                                    $  118,637.10

               Purchase Amounts - Warranty Receivables allocable to principal                         $        0.00

               Purchase Amounts - Administrative Receivables allocable to
               principal                                                                              $   72,017.38

               Amounts withdrawn from the Pre-Funding Account                                         $        0.00

               Cram Down Losses                                                                       $        0.00
                                                                                                      -------------

               Principal Distribution Amount                                                          $4,972,781.86
                                                                                                      -------------
                                                                                                      -------------



          B.   Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after
                    distributions of principal to Class A-1 Noteholders on
                    such Distribution Date)                                        $59,414,913.85

               Multiplied by the Class A-1 Interest Rate                                   5.4290%

               Multiplied by actual days in the period or in the case of
                    the first Distribution Date, by 24/360                             0.00000000     $         0.00
                                                                                   ----------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                            --
                                                                                                      --------------

               Class A-1 Interest Distributable Amount                                                $         0.00
                                                                                                      --------------
                                                                                                      --------------


          C.   Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after
                    distributions of principal to Class A-2 Noteholders on
                    such Distribution Date)                                        $96,541,075.35

               Multiplied by the Class A-2 Interest Rate                                    5.600%

               Multiplied by 1/12 or in the case of the first Distribution
                    Date, by 23/360                                                    0.08333333     $   450,525.02
                                                                                   --------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                 $         0.00
                                                                                                      --------------

               Class A-2 Interest Distributable Amount                                                $   450,525.02
                                                                                                      --------------
                                                                                                      --------------

          D.   Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after
                    distributions of principal to Class A-3 Noteholders on
                    such Distribution Date)                                        $61,000,000.00

               Multiplied by the Class A-3 Interest Rate                                    5.750%

               Multiplied by 1/12 or in the case of the first Distribution
                    Date, by 23/360                                                    0.08333333     $   292,291.67
                                                                                   --------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                 $         0.00
                                                                                                      --------------

               Class A-3 Interest Distributable Amount                                                $   292,291.67
                                                                                                      --------------
                                                                                                      --------------


                                 Page 5 (1998-E)



          E.   Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                             $        0.00
               Class A-2 Interest Distributable Amount                             $  450,525.02
               Class A-3 Interest Distributable Amount                             $  292,291.67



               Noteholders' Interest Distributable Amount                                             $   742,816.68
                                                                                                      --------------
                                                                                                      --------------


          F.   Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                       $4,972,781.86

               The Class A-1 Notes will receive 57.00% of the Principal
               Distribution Amount on each Distribution Date. The Class A-2
               Notes will receive 43.00% of the Principal Distribution Amount on each Distribution Date until the Class A-1 Notes are paid off.
               Once the Class A-1 Notes are paid off the Class A-2 Notes and the
               Class A-3 Notes will be "sequential pay" classes, as follows;
               Once the Class A-1 Notes are paid off the Class A-2 notes will continue to amortize, until they are paid off; and once the Class
               A-2 Notes are paid off the Class A-3 Notes will begin to amortize
               until they are paid off.                                                               $ 4,972,781.86

               Unpaid Noteholders' Principal Carryover Shortfall                                      $         0.00
                                                                                                      --------------


               Noteholders' Principal Distributable Amount                                            $ 4,972,781.86
                                                                                                      --------------
                                                                                                      --------------


          G.   Application of Noteholders' Principal Distribution Amount:

                    Amount of Noteholders' Principal Distributable Amount
                    payable to Class A-1 Notes                                             57.00%     $ 2,834,485.66
                                                                                   -------------      --------------
                                                                                                      --------------
                    Amount of Noteholders' Principal Distributable Amount
                    payable to Class A-2 Notes                                             43.00%     $ 2,138,296.20
                                                                                   --------------     --------------
                                                                                                      --------------

     IX.  Pre-Funding Account

          A.   Withdrawals from Pre-Funding Account:

               Amount on deposit in the Pre-Funding Account as of the preceding
                    Distribution Date or, in the case of the first Disrtibution
                    Date, as of the Closing Date                                                      $         0.00
                                                                                                      --------------
                                                                                                      $         0.00
                                                                                                      --------------
                                                                                                      --------------

               Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
                    (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
                    after giving effect to transfer of Subsequent Receivables
                    over (ii) $0))                                                                    $         0.00

               Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has
                    been Pre-Funding Account has been reduced to $100,000 or
                    less as of the Distribution Date (see B below)                                    $         0.00
                                                                                                      --------------


               Amount remaining on deposit in the Pre-Funding Account after
                    Distribution Date                                              $        0.00
                                                                                   -------------

                                                                                                      $         0.00
                                                                                                      --------------
                                                                                                      --------------


          B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

               Amount withdrawn from the Pre-Funding Account as a result of the
                    Pre-Funded Amount not being reduced to zero on the
                    Distribution Date on or immediately preceding the end of the
                    Funding Period.                                                                   $         0.00



                                 Page 6 (1998-E)




     X.   Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes,

          Product of (x) weighted average of the Class A-1, A-2, and A-3
          Interest Rates (based on outstanding Class A-1, A-2, and A-3 principal
          balances), divided by 360                                                       5.5953%
          (y) (the Pre-Funded Amount on such Distribution Date)                             0.00
          (z) (the number of days until the February 1999 Distribution Date)                   0      $         0.00

          Less the product of (x) 2.5% divided by 360,                                     2.500%

          (y) the Pre-Funded Amount on such Distribution Date and,                          0.00

          (z) (the number of days until the February 1999 Distribution Date)                   0      $         0.00
                                                                                                      --------------
                                                                                                      --------------



          Requisite Reserve Amount                                                                    $         0.00
                                                                                                      --------------

          Amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in
               the case of the first Distribution Date, as of the Closing Date                        $         0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) (which excess is to be deposited by the
               Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables)                                                                $         0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
               Indenture Trustee from amounts withdrawn from the Pre-Funding
               Account in respect of transfers of Subsequent Receivables)                             $         0.00

          Less: withdrawals from the Reserve Account (other than the Class A-1
               Holdback Subaccount) to cover the excess, if any, of total amount
               payable over Available Funds (see IV above)                                            $         0.00
                                                                                                      --------------


          Amount remaining on deposit in the Reserve Account (other than the
               Class A-1 Holdback Subaccount) after the Distribution Date                             $         0.00
                                                                                                      --------------
                                                                                                      --------------


     XI.  Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or the
          Closing Date, as applicable,                                                                $         0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
               (the Original Pool Balance after giving effect to the transfer of
               Subsequent Receivables on the Distribution Date or on a
               Subsequent Transfer Date preceding the Distribution Date))                                          0

          Less withdrawal, if any, of amount from the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                      $         0.00


          Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
               Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (amount of
               withdrawal to be released by the Indenture Trustee)                                    $         0.00
                                                                                                      --------------

          Class A-1 Holdback Subaccount immediately following the Distribution
               Date                                                                                   $         0.00
                                                                                                      --------------
                                                                                                      --------------

     XII. Calculation of Servicing Fees



          Aggregate Principal Balance as of the first day of the
               Monthly Period                                    $216,955,988.43
          Multiplied by Basic Servicing Fee Rate                           1.25%
          Multiplied by months per year                               0.08333333
                                                                 ---------------




               Basic Servicing Fee                                                 $225,995.82

               Less: Backup Servicer Fees                                          $      0.00

               Supplemental Servicing Fees                                         $      0.00
                                                                                   -----------

               Total of Basic Servicing Fees and Supplemental Servicing Fees                          $   225,995.82
                                                                                                      --------------
                                                                                                      --------------



                                 Page 7 (1998-E)





     XIII. Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly Period

               Class A-1 Notes                                                                        $59,414,913.85
               Class A-2 Notes                                                                        $96,541,075.35
               Class A-3 Notes                                                                        $61,000,000.00


          b.   Amount distributed to Noteholders allocable to principal

               Class A-1 Notes                                                                        $2,834,485.66
               Class A-2 Notes                                                                        $2,138,296.20
               Class A-3 Notes                                                                        $        0.00


          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)

               Class A-1 Notes                                                                        $56,580,428.19
               Class A-2 Notes                                                                        $94,402,779.15
               Class A-3 Notes                                                                        $61,000,000.00


          d.   Interest distributed to Noteholders

               Class A-1 Notes                                                                        $         0.00
               Class A-2 Notes                                                                        $   450,525.02
               Class A-3 Notes                                                                        $   292,291.67


          e.   1.   Class A-1 Interest Carryover Shortfall, if any (and change in
                    amount from preceding statement)                                                  $         0.00
               2.   Class A-2 Interest Carryover Shortfall, if any (and change
                    in amount from preceding statement)                                               $         0.00
               3.   Class A-3 Interest Carryover Shortfall, if any (and change
                    in amount from preceding statement)                                               $         0.00
                                                                                                      $         0.00

          f. Amount distributed payable out of amounts withdrawn from or pursuant to:

               1.   Reserve Account                                                $        0.00
               2.   ClassaA-1cHoldback Subaccount                                  $        0.00
               3.   Claim on the Note Policy                                       $        0.00

          g.   Remaining Pre-Funded Amount                                                            $         0.00

          h.   Remaining Reserve Amount                                                               $         0.00

          i.   Amount on deposit on Class A-1 Holdback Subaccount                                     $         0.00

          j.   Prepayment amounts

               Class A-1 Prepayment Amount                                                            $         0.00
               Class A-2 Prepayment Amount                                                            $         0.00
               Class A-3 Prepayment Amount                                                            $         0.00


          k.   Prepayment Premiums

               Class A-1 Prepayment Premium                                                           $         0.00
               Class A-2 Prepayment Premium                                                           $         0.00
               Class A-3 Prepayment Premium                                                           $         0.00


          l.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
               other fees, if any, paid by the Trustee on behalf of the Trust                         $   225,995.82

          m. Note Pool Factors (after giving effect to distributions on the Distribution Date)

               Class A-1 Notes                                                                            0.88406919
               Class A-2 Notes                                                                            0.94402779
               Class A-3 Notes                                                                            1.00000000



                                 Page 8 (1998-E)




     XVI. Pool Balance and Aggregate Principal Balance

               Original Pool Balance at beginning of Monthly Period                                   $224,999,999.23
               Subsequent Receivables                                                                              --
                                                                                                      ---------------

               Original Pool Balance at end of Monthly Period                                         $224,999,999.23
                                                                                                      ---------------
                                                                                                      ---------------

               Aggregate Principal Balance as of preceding Accounting Date                            $216,955,988.43
               Aggregate Principal Balance as of current Accounting Date                              $211,983,206.57




          Monthly Period Liquidated Receivables                          onthly Period Adminsitrative Receivables


                                          Loan #            Amount                         Loan #       Amount
                                          ------            ------                         ------       ------
                            see attached listing         118,637.10        see attached listing        72,017.38

                                                        $      0.00                                   $     0.00
                                                        $      0.00                                   $     0.00
                                                        -----------                                   ----------
                                                        $118,637.10                                   $72,017.38
                                                        -----------                                   ----------
                                                        -----------                                   ----------






     XVIII. Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date            5,258,025.27

          Aggregate Principal Balance as of the Accounting Date                    $ 211,983,206.57
                                                                                   ----------------

          Delinquency Ratio                                                                                2.48039708%
                                                                                                           ----------






          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                  ARCADIA  FINANCIAL  LTD.

                                  By:       /s/ Scott R. Fjellman
                                            -----------------------------------

                                  Name:     Scott R. Fjellman
                                            -----------------------------------
                                  Title:    Vice President / Securitization



                                 Page 9 (1998-E)